SUPPLEMENT TO THE SPARTAN(registered trademark) U.S. EQUITY INDEX FUND

APRIL 21, 1999
PROSPECTUS

SHAREHOLDER MEETING. On or about September 15, 1999, a meeting of the shareholders of Spartan U.S. Equity Index Fund will be held to approve various proposals, including approval of the fund's sub-advisory agreement with BT, approval of a new sub-advisory agreement with BT and approval of a manager-of-managers arrangement, which, subject to receipt of an exemptive order from the SEC, would allow FMR, with the approval of the Board of Trustees, to change sub-advisers and to modify material terms and conditions of a sub-advisory agreement without a shareholder vote. Shareholders of record on July 19, 1999 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8888 to request a free copy of the proxy statement.

The following information replaces similar information found in the "Fee Table" section on page P-4.

A EFFECTIVE APRIL 18, 1997, FIDELITY MANAGEMENT & RESEARCH COMPANY
(FMR) HAS AGREED TO REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (WITH THE EXCEPTIONS NOTED BELOW) EXCEED 0.19% OF ITS AVERAGE NET ASSETS. EXPENSES ELIGIBLE FOR REIMBURSEMENT DO NOT INCLUDE INTEREST, TAXES, BROKERAGE COMMISSIONS, OR EXTRAORDINARY EXPENSES. IN ADDITION, SUB-ADVISORY FEES PAID BY THE FUND ASSOCIATED WITH SECURITIES LENDING ARE NOT ELIGIBLE FOR REIMBURSEMENT. THIS ARRANGEMENT CAN BE DISCONTINUED BY FMR AT ANY TIME AFTER DECEMBER 31, 1999.

The following information replaces the 8th paragraph found under the heading "Fund Management" in the "Fund Services" section on page P-18. Effective June 4, 1999, Bankers Trust Corporation and all of its subsidiaries, including BT, merged with and into a subsidiary of Deutsche Bank AG. At a meeting held on March 18, 1999, the fund's Board of Trustees approved a new sub-advisory agreement among the fund, FMR and BT or its successor by merger that became effective on June 4, 1999. This agreement will be presented to the fund's shareholders for approval on September 15, 1999.

   The following information replaces similar information found under the heading "Selling Shares" in the "Shareholder Information" section on page P-12.

(small solid bullet)    Redemption proceeds may be paid in securities
or other assets rather than in cash.



SUPPLEMENT TO THE
SPARTAN(registered trademark) U.S. EQUITY INDEX FUND
A FUND OF FIDELITY CONCORD STREET TRUST

STATEMENT OF ADDITIONAL INFORMATION
APRIL 21, 1999

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES THE 9TH PARAGRAPH FOUND IN THE
"PORTFOLIO TRANSACTIONS" SECTION BEGINNING ON PAGE 10.

To the extent permitted by applicable law, BT is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., and BT Brokerage Corporation and BT Futures Corp., indirect subsidiaries of Deutsche Bank AG, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

   THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND UNDER THE HEADING "ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION" ON PAGE 15.

   Redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 16.

*ABIGAIL P. JOHNSON (37), Member of the Advisory Board of Fidelity Concord Street Trust (1999), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

THE FOLLOWING INFORMATION REPLACES THE LAST PARAGRAPH FOUND IN THE "CONTROL OF INVESTMENT ADVISER" SECTION BEGINNING ON PAGE 18.

BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Deutsche Bank AG (effective June 4, 1999), whose principal offices are Taunusanlage 12, D-60325 Frankfurt am Main, Federal Republic of Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE HEADING "SUB-ADVISER" IN THE "MANAGEMENT CONTRACT" SECTION
BEGINNING ON PAGE 19.

For the fiscal year ended February 28, 1999 and for the fiscal period from December 5, 1997 to February 28, 1998, FMR paid BT fees of
$775,210 and $142,480, respectively.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS" SECTION ON PAGE 21.
The fund has also entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund and maintains the fund's portfolio and general accounting records.